First Quarter 2007 Earnings Release April 26, 2007 Exhibit 99.3

©2007 HORIZON LINES INC.
AlwaysThere. AlwaysDelivering.

Forward-Looking Statements
Risks, Uncertainties, Other Factors with Respect to “Forward-Looking
Statements”:
Certain statements contained in this presentation constitute “forward-
looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such statements that are not of historical fact constitute “forward-looking statements” and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the “forward-looking statements”.  Such factors are detailed in the Horizon Lines, Inc.’s
Form 10-K filed with the Securities and Exchange Commission on
March 2, 2007.

©2007 HORIZON LINES INC.

AlwaysThere AlwaysDelivering.

Earnings Call Agenda
Introduction and Overview
Chuck Raymond – Chairman, President & Chief Executive Officer
Operations Review
John Handy – Executive Vice President
Financial Review
Mark Urbania – Senior Vice President & Chief Financial Officer
Questions and Answers

4 First Quarter 2007 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Introduction and Overview

0.4%

3.8%

18.2%

©2007 HORIZON LINES INC.

AlwaysThere AlwaysDelivering.

First Quarter 2007 – Highlights
$15.9 $16.5
0
5
10
15
20
25
2006 2007
Operating Income
$274.9
$273.7
200
220
240
260
280
300
2006 2007
Operating Revenue
($ in Millions)
$0.11
$0.13
0.0
0.1
0.2
0.3
2006 2007
Adjusted EPS
($ in Millions)
Record first quarter earnings
21
st
consecutive quarter of adjusted
EBITDA growth
Cost controls, EDGE savings and rate
improvement more than offset volume
softness
TP1 fleet enhancement initiative on track
and nearing completion
Horizon EDGE meets all milestones and
delivers increasing benefits
Service excellence awards continue
($)

6 First Quarter 2007 Earnings Release John Handy Executive Vice President Operations Review

©2007 HORIZON LINES INC.
AlwaysThere AlwaysDelivering.

Operating Highlights
Continued soft market conditions in Puerto Rico and an extended winter in Alaska adversely impacted revenue volumes
Higher margin cargo mix, general rate increases and fuel surcharge recoveries mitigated volume shortfalls
Economic outlook improving and remains positive
Competitive landscape stable and overall market share maintained
Horizon EDGE captured first quarter benefits in line with targets and achieved all milestones
TP1 fleet enhancement initiative on schedule and deployment of new vessels nearing completion
Vessel operating metrics in line with 2006
Service excellence awards continue

©2007 HORIZON LINES INC.

AlwaysThere AlwaysDelivering.

Volume Update
Unusually cold winter in
Alaska delayed spring
shipments
Alaska seafood late starting,
but recovering with shipments
extending into second quarter
Hawaii volumes impacted by
adverse weather conditions
Guam continues to be a bright
spot with solid growth
Puerto Rico economy
recovering slower than
anticipated
71,601
66,921
2006 2007
Container Volume
Variance
(4,680)

©2007 Horizon Lines Inc.

AlwaysThere AlwaysDelivering.

Unit Revenue Update
$3,375
$3,587
2006 2007
Rate Per Container
Variance
$212
Unit rate improvements in all
three tradelanes continue to
offset volume softness
Cargo mix focus continues to
provide positive impact on
overall rate improvements
Fluctuations in fuel related
expenses were appropriately
mitigated by fleet conservation
efforts and surcharges

©2007 Horizon Lines Inc.

AlwaysThere **AlwaysDelivering**.

2007 Economic Outlook
Alaska thawing out and market stabilizing and returning to normal
Deployment of new vessels and schedules to improve on time
performances
Hawaii market continues to grow and we are positioned to capitalize
2007 GNP growth of 1.2% projected by the Government
Development Bank of Puerto Rico has not been seen yet

©2007 HORIZON LINES INC.

AlwaysThere AlwaysDelivering.

Competitive Update
Overall market share in all trades remained stable
Puerto Rico carriers withheld extra seasonal tonnage due to slow economic growth
Regaining our arrival advantage into Guam with deployment of new, faster vessels

©2007 HORIZON LINES INC.

AlwaysThere AlwaysDelivering.

Horizon EDGE Update
All Q1 2007 milestones completed per plan
Offshore Ports
– EDGE process implementation completed
Supply Chain
– Vessel fuel consumption initiative implemented
– Data integrity improvement process ongoing
– Benchmarking performed with CGM-CMA and NYK
– Cost per move over North America trucking network reduced
– Automated dispatch planning implemented
Sales
– Sales performance metrics implemented
– System upgrades and pricing tool enhancements in progress
Domestic Ports
– EDGE process implementation accelerated
2007 Net Benefits
Q1 2007 gross benefits of $3.0M and net benefits of $1.4M achieved
2007 net benefits target remains $13M or better

HL
HORIZON HAWK
HORIZON LINES

©2007 HORIZON LINES INC.

AlwaysThere **AlwaysDelivering.**

13 Horizon Lines Hawk

©2007 Horizon Lines Inc.

AlwaysThere AlwaysDelivering.

TP1 Fleet Enhancement Update
Execution of the new TP1 Service phase-in is on schedule
Performance of vessels continues to meet expectations
New TP1 Service commenced as planned on March 18
Jul May Dec Jan Feb Mar Nov Apr Jun
New TP1 Commences Ex Asia
PEX Service Commences
Large Jones Act Vessel to PR
Horizon Falcon
Horizon Hunter
Horizon Hawk
Horizon Eagle
Horizon Tiger

63.4%

81.1%

©2007 HORIZON LINES INC.

AlwaysThere **AlwaysDelivering.**

Container Fleet Investments
300
900
1200
0
300
200
700
1200
2003 2004 2005 2006 1Q '07
New Refrigerated Containers
0
0
1000
2800
200
700
1200
1700
2200
2700
2003 2004 2005 2006
New Dry Containers
$202
$74
0
50
100
150
200
250
1Q '06 1Q '07
Refrigerated Containers
Investment in our business continues with 300 new refrigerated containers (“reefers”) added in the first quarter of 2007
Maintenance cost per load has improved significantly
$37
$7
0
10
20
30
40
50
1Q '06 1Q '07
Dry Containers

©2007 HORIZON LINES INC.
AlwaysThere AlwaysDelivering.

Vessel Performance
99.3% 99.6%
0%
20%
40%
60%
80%
100%
2006 2007
Vessel Availability
89.0%
84.0%
0%
20%
40%
60%
80%
100%
2006 2007
Vessel Utilization
78.0%
78.0%
0%
20%
40%
60%
80%
100%
2006 2007
Vessel On-Time Arrival

■

■

LOGISTICS
EXCELLENCE
AWARD

©2007 HORIZON LINES INC.
AlwaysThere AlwaysDelivering.

Service Excellence Awards
Lowe’s 2006 “Platinum Carrier Award” for
Outstanding Service for the sixth straight
year
Toyota 2006 “Logistics Excellence Award”
for Quality in Export Marine for the eighth
consecutive year

18 First Quarter 2007 Earnings Release M. Mark Urbania Senior Vice President & Chief Financial Officer Financial Review

©2007 HORIZON LINES INC.
AlwaysThere **AlwaysDelivering.**

Financial Highlights
Adjusted EBITDA growth for the 21
st
consecutive quarter
Record first quarter earnings achieved above midpoint of guidance
Stringent cost controls, Horizon EDGE benefits, cargo mix upgrade, rate increases and fuel recoveries combine to more than offset volume softness
De-leveraging continues
Capital structure continues to improve

2001
2002
2003
2004
2005
2006
2007
2001
2002
2003
2004
2005
2006
2001
2002
2003
2004
2005
2006
2001
2002
2003
2004
2005
2006
2001
2002
2003
2004
2005
2006

©2007 Horizon Lines Inc.
AlwaysThere AlwaysDelivering.

5
9
11
18
28
32
34
13
17
21
30
34
41
23
31
35
41
47
52
18
2122
29
36
39
59
78
89
118
145
163
0
20
40
60
80
100
120
140
160
180
Adjusted EBITDA Growth
Continuous Earnings Improvement
(1)
(1) Adjusted EBITDA equal to EBITDA plus non-recurring items, management fees, and restricted stock compensation charges
($ in Millions)
Q1 Q2 Q3 Q4

0.4%

©2007 HORIZON LINES INC.

AlwaysThere AlwaysDelivering.

21 Operating Revenue $274.9 $273.7 200 220 240 260 280 300 2006 2007 First Quarter ($ in Millions)

©2007 HORIZON LINES INC.

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Operating Revenue
(15.8) Volume Variance
Revenue Change
($ in Millions)
$ (1.2) Total Revenue Decrease
0.4 Other / Non-Transportation Revenue
1.0 Fuel Recovery
$ 13.2 Rate and Cargo Mix Improvement
First Quarter
2007
Cargo mix improvement and rate increases offset volume softness, after accounting for one delayed sailing that fell into the second quarter

3.8%

©2007 Horizon Lines Inc.

AlwaysThere AlwaysDelivering.

23 Operating Income $15.9 $16.5 0 5 10 15 20 25 2006 2007 First Quarter ($ in Millions)

6.0%

©2007 HORIZON LINES INC.
AlwaysThere AlwaysDelivering.

24 EBITDA (1) $31.8 $33.7 0 10 20 30 40 50 2006 2007 First Quarter ($ in Millions) (1) See reconciliation of Net Income to EBITDA on page 33.

25.0%

©2007 Horizon Lines Inc.

AlwaysThere AlwaysDelivering.

25 Adjusted Net Income (1) $3.6 $4.5 0 2 4 6 8 2006 2007 First Quarter ($ in Millions) (1) See reconciliation of Net Income to Adjusted Net Income on page 32.

18.2%

©2007 HORIZON LINES INC.

AlwaysThere AlwaysDelivering.

26 Adjusted EPS (1) $0.11 $0.13 0.0 0.1 0.2 0.3 2006 2007 First Quarter ($) (1) See reconciliations on pages 31 and 32.

©2007 Horizon Lines Inc.
AlwaysThere AlwaysDelivering.

Free Cash Flow
(3.7) (3.7) Dividends
Quarter Ended
March 26, 2006
Quarter Ended
March 25, 2007
$ (49.8)
(5.1)
(41.0)
--
(3.5)
(0.4)
(2.4)
(2.9)
(3.3)
(36.0)
(26.2)
$ 33.7
(1.0) Transaction Costs
$ (8.8) Net Cash Flow
(0.6) Debt Payment
(4.5) Free Cash Flow
(4.1) Interest
(0.1) Income Taxes
(4.2) Dry-Dock Expenditures
(2.0) Capital Expenditures, Net
-- TP1 Related Costs
(11.0) Vessel Payments in Excess of Accrual
(13.9) Working Capital
$ 31.8 EBITDA
Free Cash Flow
($ in Millions)

©2007 HORIZON LINES INC. AlwaysThere **AlwaysDelivering**.

Improving Capital Structure
(a) Fully accreted balances were $160 million at September 25, 2005 and $102.5 million on March 25, 2007
(b) Includes proforma adjustment for lease expense buyouts in September 25, 2005 EBITDA
(c) Excludes amortization of financing fees
-- 62.2 Series A preferred stock
3.7x 2.9x LTM adjusted EBITDA (b) / LTM interest expense (c)
71% 88% Debt/capitalization
3.1x 4.3x Debt/LTM adjusted EBITDA (b)
Credit statistics:
$716.9 $709.6 Total capitalization
208.8 22.7 Equity
508.1 624.7 Total debt
92.0 122.2 11% notes (a)
197.0 250.0 9% notes
219.1 252.5 Senior secured debt
0.3 0.5 Capital leases
-- 4.5 Vessel mortgages
218.8 247.5 Term loan
$-- $-- Revolver
March 25,
2007
September 25,
2005
($ in Millions)

©2007 HORIZON LINES INC.
AlwaysThere AlwaysDelivering.

2007 Financial Guidance
Financial Guidance
($ in Millions except EPS)
Second Quarter Year
Revenue $ 295 - $ 300 $1,200 - $1,210
EBITDA $   40  - $   43 $   173 - $   180
Diluted EPS $  .29  - $  .34 $   1.62 - $ 1.73
Free Cash Flow $    42  - $    49

30 Financial Appendix

©2007 HORIZON LINES INC.

AlwaysThere AlwaysDelivering.

Income Statement Summary
33,596,230 34,135,084 33,596,230 34,135,084 Shares Outstanding – Diluted
$ .11 $ .13 $ .07 $ .21 Earnings Per Share - Diluted
33,544,170 33,612,667 33,544,170 33,612,667 Shares Outstanding – Basic
94.2% 94.0% 94.2% 94.0% Operating Ratio
$ 31.8 $ 33.7 $ 31.8 $ 33.7 EBITDA
$ .11 $ .13 $ .07 $ .21 Earnings Per Share – Basic
$ 3.6 $ 4.5 $ 2.4 $ 7.1 Net Income
0.5 0.8 1.7 (1.8) Income Tax (Benefit) Expense
4.1 5.3 4.1 5.3 Pretax Income
11.8 11.2 11.8 11.2 Other Expense
15.9 16.5 15.9 16.5 Operating Income
259.0 257.2 259.0 257.2 Operating Expense
$ 274.9 $ 273.7 $ 274.9 $ 273.7 Operating Revenue
Quarter
Ended
Mar. 26, 2006
Quarter
Ended
Mar. 25, 2007
Quarter
Ended
Mar. 26, 2006
Quarter
Ended
Mar. 25, 2007
Adjusted
(1)
Actual
(1)
Adjusted to exclude non-recurring IPO, other transaction and non-cash expenses, and to retroactively apply tonnage tax.
($ in Millions, Except per Share Amounts)

©2007 HORIZON LINES INC.
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Adjusted Net Income Results
1.2 -- • 2006 Proforma Impact
-- (2.6) • 2007 Deferred Tax Revaluation Benefit
Tonnage Tax Adjustments:
Adjusted Net Income
($ in Millions)
$ 3.6 $ 4.5 Adjusted Net Income
Adjustments
(a)
$ 2.4 $ 7.1 Net Income
Quarter
Ended
Mar 26, 2006
Quarter
Ended
Mar. 25, 2007
(a) These charges are not anticipated to recur regularly in the ordinary course of business.

©2007 Horizon Lines Inc.
AlwaysThere AlwaysDelivering.

Net Income/EBITDA Reconciliation
11.7 11.2 Interest Expense, Net
Note:  EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization.  We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines Holding to maintain certain interest expense coverage and leverage ratios, which contain EBITDA  and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.
Net Income/EBITDA Reconciliation
($ in Millions)
$ 31.8 $ 33.7 EBITDA
16.0 17.2 Depreciation and Amortization
1.7 (1.8) Tax (Benefit) Expense
$ 2.4 $ 7.1 Net Income
Quarter
Ended
Mar. 26, 2006
Quarter
Ended
Mar. 25, 2007

34 First Quarter 2007 Earnings Release Questions & Answers